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                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549


                                 FORM 8-K


                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                      Date of Report: October 1, 1998


                      OLD KENT FINANCIAL CORPORATION
                       (Exact name of registrant as
                         specified in its charter)


                 MICHIGAN            0-12216           38-1986608
              (State or other      (Commission        (IRS Employer
              jurisdiction of       File Number)   Identification no.)
              incorporation)

           111 LYON STREET, N.W.
          GRAND RAPIDS, MICHIGAN                          49503
 (Address of principal executive offices)               (Zip Code)

                      Registrant's telephone number,
                   including area code:  (616) 771-5000









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Item 5.   OTHER EVENTS.

          On October 1, 1998, Old Kent Financial Corporation, a Michigan corporation ("Old Kent"), completed its acquisition of First Evergreen Corporation, a Delaware corporation ("First Evergreen"), pursuant to the terms of an Agreement and Plan of Merger dated as of April 21, 1998. As a result of the Merger, each outstanding share of First Evergreen's common stock, par value $25 per share, is to be converted into the right to receive
32.0312 shares of common stock of Old Kent, par value $1 per share. It is intended that the Merger will be treated as a pooling-of-interests for accounting and financial reporting purposes.

          A copy of a Press Release, dated October 1, 1998, issued by Old Kent relating to the merger is attached as Exhibit 99.1 and is incorporated herein by reference.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
          EXHIBITS.

     (c)  Exhibits:

          2.1 AGREEMENT AND PLAN OF MERGER, DATED AS OF APRIL 21, 1998, BY AND BETWEEN OLD KENT FINANCIAL CORPORATION AND FIRST EVERGREEN CORPORATION. Previously filed as Exhibit 2.1 to Old Kent's Form 8-K filed April 24, 1998. Here incorporated by reference.

          99.1 OLD KENT PRESS RELEASE DATED OCTOBER 1, 1998.




















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                                SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 1, 1998             OLD KENT FINANCIAL CORPORATION
                                   (Registrant)


                                   By: /s/Albert T. Potas
                                       Albert T. Potas
                                       Senior Vice President
                                         and Controller

































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                               EXHIBIT INDEX


EXHIBIT NUMBER           DOCUMENT

     2.1 AGREEMENT AND PLAN OF MERGER, DATED AS OF APRIL 21, 1998, BY AND BETWEEN OLD KENT FINANCIAL CORPORATION AND FIRST EVERGREEN CORPORATION. Previously filed as Exhibit 2.1 to Old Kent's Form 8-K filed April 24, 1998. Here incorporated by reference.

    99.1       OLD KENT PRESS RELEASE DATED APRIL 22, 1998.